                                                                   EXHIBIT 10.38

                               ASSIGNMENT OF LEASE

         The undersigned as "Assignor" does hereby assign and transfer unto
  T & W FUNDING COMPANY VI, L.L.C., a Washington corporation, as "Assignee", all of Assignor's right, title and interest as Lessee in, under and to that certain Commercial and Industrial Lease Agreement made and entered into November 1, 1996 by and between James R. Neese and Teri Neese, as Lessor, and Commercial Capital Corporation, as Lessee, covering property described as office space in a commercial building located at 7920 State Line, Suite 200, Prairie Village, Kansas.

         Dated and effective this 2nd day of June, 1997.

                                       COMMERCIAL CAPITAL CORPORATION

                                       By:  /s/  JAMES R. NEESE
                                          --------------------------------------
                                          James R. Neese, President

                                         "Assignor"

                                     CONSENT

         The undersigned hereby consents to the above and foregoing Assignment of Lease.


                                          /s/         JAMES R. NEESE
                                          --------------------------------------
                                                      James R. Neese


                                          /s/           TERI NEESE
                                          --------------------------------------
                                                        Teri Neese

Real Estate Board of Kansas City, Missouri         This is a legally binding contract. If not understood,
        Approved by Legal Counsel                                  seek competent advice.


                                 [REALTOR LOGO]


                   COMMERCIAL AND INDUSTRIAL LEASE AGREEMENT

THIS LEASE is made this 1st day of November, 1996, between

James R. Neese and Teri Neese, LESSOR, and

Commercial Capital Corporation
Broker Services
7920 State Line Suite 200
Prairie Village, KS 66208, LESSEE.

        LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR, the following described premises, hereinafter referred to as "the premises," in the City of Prairie Village, County of Johnson, State of Kansas, to wit; Office space in a commercial building located at 7920 State Line Suite 200 Prairie Village, KS as highlighted on attached exhibit "A"

to be used only for Business Purposes only for a term of Five (5) years and 0 months, beginning on the 1st day of November, 1996, and ending on the 31st day of October, 2001 for which LESSEE agrees to pay to LESSOR a total of Eighty-four Thousand & 00/100 DOLLARS ($84,000.00), as rent, in monthly installments, each due and payable on the first day of each and every month of the term hereof, in advance, as follows:

$1400.00 Monthly payable on or before the first day of each month at 7920 State Line Suite 101
or at such other place as LESSOR may designate from time to time in writing.

        IT IS ALSO AGREED, AS FOLLOWS, THAT:

        1. POSSESSION AT BEGINNING OF TERM: LESSOR shall use due diligence to give possession as nearly as possible at the beginning of the term of this lease, and rent shall abate pro rata for the period of any delay in so doing. LESSEE shall make no other claim against LESSOR for any such delay.

        2. INSURANCE: LESSEE shall comply with all insurance regulations so the lowest fire, lightning, explosion, extended coverage and liability insurance rates may be obtained; and nothing shall be done or kept in or on the premises by LESSEE which will cause an increase in the premium for any of such insurance on the premises or on any building of which the premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the premises permitted by this lease or which will cause cancellation of any such insurance.

        If during the term of this lease the rate for fire and what is commonly known as extended coverage insurance should be changed so as to cause an increase in premium, then LESSEE shall pay, as additional rent, the amount of such increase, which amount shall be payable within fifteen days from the date of LESSOR'S notice of an amount so due hereunder, should LESSEE occupy less than the whole of the property insured, LESSEE'S obligation hereunder shall be limited to a pro rata portion of such increase based on the area of the leased premises to the total rentable space in the said property of which the leased premises are a part.

        3. INDEMNITY AND PUBLIC LIABILITY: LESSEE covenants at all times to save LESSOR harmless from all loss, liability, cost, or damages that may occur or be claimed with respect to any person or persons, corporation, property, or chattels on or about the leased premises or to the property itself resulting from any act done or omission by or through the LESSEE, its agents, employees, invitees, or any person on the premises by reason of the LESSEE'S use or occupancy or resulting from LESSEE'S non-??? or possession of said property and any and all loss, cost, liability, or expense resulting therefrom; and at all times to maintain said premises in a safe and careful manner. LESSEE further covenants and agrees to maintain at all times, during the term of this lease, comprehensive public liability insurance in a responsible insurance company, licensed to do business in the state in which the premises are located and satisfactory to LESSOR, properly protecting and indemnifying LESSOR in an amount of not less than _____________________ DOLLARS for injury to or death of any one person, ________________________ DOLLARS for injury to or death of any two or more persons arising out of any one occurrence, and not less than ______________________ DOLLARS for property damage. LESSEE shall furnish LESSOR with a certificate or certificates of insurance, covering such insurance so maintained by LESSEE.

        4. LESSEE shall not assign, transfer, or encumber this lease and shall not sub-lease the premises or any part thereof or allow any other person to be in possession thereof without the prior written consent of LESSOR.

        5. SIGNS AND ADVERTISEMENTS: LESSEE shall not put upon nor permit to be put upon any part of the premises, any signs, billboards or advertisements whatever, without written consent of LESSOR.

        6. ACCEPTANCE, MAINTENANCE, AND REPAIR: LESSEE has inspected and knows the condition of the premises and accepts the same in their present condition (subject to ordinary wear, tear, and deterioration in the event the term commences after the date hereof and to the rights of present or former occupant or occupants, if any, to remove movable property.)

        LESSEE shall take good care of the premises and the equipment and fixtures therein (including heating and air conditioning equipment) and shall keep the same in good working order and condition, including particularly protecting water pipes, heating and air conditioning equipment, plumbing, fixtures, appliances, and sprinkler system from becoming frozen, and shall keep the premises and the approaches, sidewalks, and the alleys adjacent thereto, if any, clean and sightly and free from ice and snow (including policing the grounds if they are included in the leased premises). At the expiration of the term, LESSEE shall surrender the premises broom clean, in as good condition as the reasonable use thereof will permit. All damage or injury to the leased premises not caused by fire or other casualty, as set forth in Sec. 9 hereof, and all damage to glass shall be promptly repaired by the LESSEE.

        7. LESSOR'S RIGHT OF ENTRY: LESSOR or LESSOR'S agent may enter the premises at reasonable hours to examine same and to do anything LESSOR may be required to do hereunder or which LESSOR may deem necessary for the good of the premises or any building of which they are a part; and, during the last sixty days of this lease, LESSOR may display a "For Rent" sign on, and show the premises.

        8. MAINTENANCE AND REPAIR BY LESSOR: LESSOR shall keep in repair, ordinary wear and tear excepted, the roof and exterior walls (exclusive of inside surfaces), gutters and downspouts of the premises in any building of which they are a part, except as to damage arising from the negligence of the LESSEE, but nothing herein shall be construed as requiring LESSOR to repair any front or other part installed by the LESSEE or glass in windows or doors. LESSOR shall be under no obligation and shall not be liable for any failure to make any such repairs until and unless LESSEE notifies LESSOR, in writing, of the necessity therefor, in which event LESSOR shall have a reasonable time thereafter to make such repairs. LESSOR reserves the right to the exclusive use of the roof and exterior walls which LESSOR is so obligated to repair.

        9. DAMAGE BY CASUALTY: In case, during the term created or previous thereto, the premises hereby let, or the building of which said premises are a part, shall be destroyed or shall be so damaged by fire or other casualty, as to become untenantable, then in such event, at the option of the LESSOR, the term hereby created shall cease, and this lease shall become null and void from the date of such damage or destruction and the LESSEE shall immediately surrender said premises and all interest therein to LESSOR, and LESSEE shall pay rent within said term only to the time of such surrender; provided, however, that LESSOR shall exercise such option to so terminate this lease by notice in writing delivered to LESSEE within thirty days after such damage or destruction. In case LESSOR shall not so elect to terminate this lease, in such event, this lease shall continue in full force and effect and the LESSOR shall repair the leased premises with all reasonable promptitude, placing the same in as good a condition as they were at the time of the damage or destruction, and for that purpose may enter said premises and rent shall abate in proportion to the extent and duration of untenantability. In either event LESSEE shall remove all rubbish, debris, merchandise, furniture, equipment and other of its personal property, within five days after the request of the LESSOR. If the leased premises shall be but slightly injured by fire or the elements, so as not to render the same untenantable and unfit for occupancy, then the LESSOR shall repair the same with all reasonable promptitude, and in that case the rent shall not abate. No compensation or claim shall be made by or allowed to the LESSEE by reason of any inconvenience or annoyance arising from the necessity of repairing any portion of the building or the leased premises, however the necessity may occur.

        10. PERSONAL PROPERTY: LESSOR shall not be liable for any loss or damage to any merchandise or personal property in or about the premises, regardless of the cause of such loss or damage.

        11. ALTERATIONS: LESSEE shall not make any alterations or additions in or to the premises, without the prior written consent of LESSOR.

        12. UTILITIES AND SERVICES: LESSEE shall furnish and pay for all electricity, gas, water, fuel, and any services or utilities used in or assessed against the premises, unless otherwise herein expressly provided.

        13. PUBLIC REQUIREMENTS: LESSEE shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the premises or the use thereof, and save LESSOR harmless from expense or damage resulting from failure to do so.

        14. FIXTURES: All buildings, repairs, alterations, additions, improvements, installations, equipment and fixtures, by whomsoever installed or erected (except such business trade fixtures belonging to LESSEE as can be removed without damage to or leaving incomplete the premises or building) shall belong to LESSOR and remain on and be surrendered with the premises as a part thereof, at the expiration of this lease or any extension thereof.

        15.  INCREASE IN TAXES:   In the event that the real estate taxes, both
general and special, payable with respect to the leased premises during any lease year shall be greater than the amount of such taxes due and payable during the calendar year of 1996, whether by reason of an increase in tax rate or an increase in the assessed valuation or otherwise, LESSEE shall pay to LESSOR the full amount of such increase as additional rent within thirty days after notice that the same is due. Should LESSEE occupy less than the whole of the property against which such taxes are assessed, LESSEE'S obligation hereunder shall be limited to a pro rata portion of such increased tax based on the area of the leased premises to the total rentable space in the property so assessed and of which the premises are a part.

        16. EMINENT DOMAIN: If the premises or any substantial part thereof shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the term of this lease shall cease and terminate upon the date when the possession of said premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award, and LESSEE shall have no claim against LESSOR for the value of any unexpired term of this lease. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of LESSOR's building or the land under it or if the grade of any street or alley adjacent to the building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building to conform to the changed grade, LESSOR shall have the right to cancel this lease after having given written notice of cancellation to LESSEE not less than ninety (90) days prior to the date of cancellation designated in the notice. In either of said events rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the LESSOR to the LESSEE for the right of cancellation and LESSEE shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this paragraph shall preclude an award being made to LESSEE for loss of business or depreciation to and cost of removal of equipment or fixtures.

        17. SUBROGATION: As part of the consideration for this lease, each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss for which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful, wanton, or premeditated negligence of either of the parties hereto, and the parties hereto further covenant that any insurance that they obtain on their respective properties shall contain an appropriate provision whereby the insurance company, or companies, consent to the mutual release of liability contained in this paragraph.

        18. DEFAULT: If default is made in the payment of any installment of rent on the due date thereof, or if LESSEE shall default in the performance of any other agreement (other than payment of rent) and such default (other than payment of rent) continues for ten days after written notice thereof, or if the premises be vacated or abandoned in violation of the terms hereof, then in any such event that this lease shall terminate, at the option of the LESSOR, and LESSOR may re-enter the premises and take possession thereof, with or without force or legal process and without notice or demand, the service of notice, demand or legal process being hereby expressly waived, and upon such entry, as aforesaid, this lease shall terminate and the LESSOR may exclude LESSEE from the premises, changing the lock on the door or doors if deemed necessary, without being liable to LESSEE for any damages or for prosecution therefor, LESSOR's rights in such event may be enforced by action in unlawful detainer or other proper legal action, and the LESSEE expressly agrees, notwithstanding termination of this lease and re-entry by the LESSOR that the LESSEE shall remain liable for a sum equal to the entire rent payable to the end of the term hereof and shall pay any loss or deficiency sustained by the

LESSOR on account of the premises being let for the remainder of the original term for a less sum than before. LESSOR, as agent for LESSEE without notice, may re-let the leased premises or any part thereof for the remainder of the term or for any longer or shorter period as opportunity may offer, and at such rental as may be obtained, and LESSEE agrees to pay the difference between a sum equal to the amount of rent payable during the residue of the term and the net rent actually received by the LESSOR during the term after deducting all expenses of every kind for repairs, recovering possession and re-letting the same, which difference shall accrue and be payable monthly.

        All property of the LESSEE which is now or may hereafter be at any time during the term of this lease in or upon said premises, whether exempt from execution or not, shall be bound by and subject to a lien for the payment of the rent herein reserved, and for any damages arising from any breach by the LESSEE of any of the covenants or agreements of this lease to be performed by LESSEE. In the event of default by LESSEE in the payment of rent or otherwise, LESSOR may foreclose such lien and take possession of said property or any part or parts thereof and sell or cause the same to be sold, at such place as LESSOR may elect, at public or private sale, with or without notice, to the highest bidder for cash, and apply the proceeds of said sale to pay the costs of taking possession of and selling said property, and then toward the debt and/or damages as aforesaid. Any excess of the proceeds of said sale over said costs, debt, and/or damages shall be paid to LESSEE. Any such sale shall bar any right of redemption by LESSEE.

        19. WAIVER: The rights and remedies of the LESSOR under this lease, as well as those provided or accorded by law, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law. A waiver by LESSOR of any breach or breaches, default or defaults, of LESSEE hereunder shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default, and it is agreed that the acceptance by LESSOR of any installment of rent subsequently to the date the same should have been paid hereunder, shall in no manner alter or affect the covenant and obligation of LESSEE to pay subsequent installments of rent promptly upon the due date thereof. No receipt of money by LESSOR after the termination in any way of this lease shall reinstate, continue or extend the term above demised.

        20.





        In the event of any extension or renewal of this lease or the term thereof, LESSOR agrees at the time thereof to pay REALTOR a commission of



        21. NOTICES: Any notice hereunder shall be sufficient if sent by registered or certified mail, addressed to LESSEE at the premises, and to LESSOR where rent is payable.

        22. SUBORDINATION: In the event LESSOR holds title to said premises by virtue of a lease, then this sublease is and shall remain subject to all of the terms and conditions of such underlying lease, so far as shall be applicable to the premises herein leased. This lease shall also be subject and subordinate in law and equity to any existing or future mortgage placed by LESSOR upon the issued premises or the building of which the leased premises form a part.

        23. SUCCESSORS: The provisions, covenants and conditions of this lease shall bind and inure to the benefit of the legal representatives, heirs, successors and assigns of each of the parties hereto, except that no assignment or subletting by LESSEE without the written consent of LESSOR, shall vest any right in the assignee or sublessee of the LESSEE.

        24. QUIET POSSESSION: LESSOR agrees that so long as LESSEE fully complies with all of the terms, covenants and conditions here contained on LESSEE'S part to be kept and performed, LESSEE shall and may peaceably and quietly have, hold and enjoy the said premises for the term aforesaid, it being expressly understood and agreed that, however, the aforesaid covenant of quiet enjoyment shall be binding upon the LESSOR only so long as LESSOR remains the owner in fee or leasehold of the leased premises, anything to the contrary in this instrument notwithstanding. LESSOR, however, covenants and represents that LESSOR has full right, title, power and authority to make, execute and deliver this lease.

        25. BANKRUPTCY:   Neither this lease nor any interest therein nor any
estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this lease or any renewal thereof.

        26. ENTIRE AGREEMENT:   This lease contains the entire agreement
between the parties, and no modification of this lease shall be binding upon the parties unless evidenced by an agreement in writing signed by the LESSOR and the LESSEE after the date hereof. If there is more than one LESSEE named herein, the provisions of this lease shall be applicable to and binding upon such LESSEES, jointly and severally.












        IN WITNESS WHEREOF, the parties have signed triplicate copies hereof.


        James R. Neese                        Commercial Capital Corporation
-------------------------------

    /s/ JAMES R. NEESE                            /s/ LARRY E. RICE
-------------------------------               -----------------------------

                                              Larry E. Rice, Vice President
-------------------------------               -----------------------------
           Lessor                                        Lessee



Copyright [date] - Real Estate Board of Kansas City, Missouri           Page 5